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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 19, 2004
                                                           ------------

                                 HOT TOPIC, INC.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


         California                     0-28784                 77-0198182
         -----------                    -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


  18305 E. San Jose Avenue, City of Industry, California          91748
  ------------------------------------------------------          -----
      (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (626) 839-4681


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Attached hereto as Exhibit 99.1 is a copy of a press release that Hot Topic, Inc. issued on May 19, 2004 reporting, among other things, its results for the first quarter of fiscal 2004 (quarter ended May 1, 2004).

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Hot Topic, Inc.


                                           /s/ James McGinty
                                           -----------------
                                           James McGinty
                                           Chief Financial Officer and Secretary

                                           May 19, 2004